SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 15, 2002



                Trust Certificates (TRUCs), Series 2001-1 Trust
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


New York                             333-58504-01           13-7295550
------------------------------------------------------------------------
(State or other jurisdiction        (Commission        (I.R.S. employer
of incorporation)                   file number)       identification no.)
     c/o U.S. Bank Trust National Association.
     100 Wall Street, Suite 1600
     New York, New York                                10005
------------------------------------------------------------------------
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (212)-361-2459
                                                   --------------


                      ______________________________N/A______________________
         (Former name or former address, if changed since last report)



Item 7.           Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

                       1     Trustee's Report in respect of the September 15, 2002 Distribution Date





                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Trust Certificates (TRUCs), Series 2001-1 Trust
                              By: U.S. Bank Trust National Association,
                                  not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2001-Trust


                               By:  /s/  Adam Berman

                               Name:  Adam Berman
                               Title:    Trust Officer


Dated: September 20, 2002

                                 EXHIBIT INDEX


Exhibit                                                                    Page
-------                                                                    ----

1                   Trustee's Report in respect of the
                    September 15, 2002 Distribution Date                     5

                                                                     EXHIBIT 1



To the Holders of
Trust Certificates (TRUCs), Series 2001-1
CUSIP: 89826R204

In accordance with Section 4.03 of the Standard Terms for Trust Agreements as supplemented by the Series Supplement Corporate Backed Trust Certificates Series 2001-1 Trust dated as of June 19, 2001 between Bear Stearns Depositor Inc., as Depositor, and U.S. Bank Trust National Association, as Trustee, U.S. Bank Trust National Association, as Trustee of the Trust Certificates (TRUCs), Series 2001-1 hereby gives notice with respect to the Distribution occurring on September 15, 2002 (the "Distribution Date") as follows:

(i) the amount received by the Trustee in respect of principal, interest and premium on the Underlying Securities during the period ending on the Distribution Date is as follows:
                      Principal:                        $0
                      Premium:                          $0
                      Interest :               $936,000.00

(ii) the amount of the distribution on the Distribution Date to holders of TRUCs allocable to principal of and premium, if any, and interest or dividends was as follows:

                                     Class A-1         Class A-2
Principal:                                    $0          $0
Premium:                                      $0          $0
Interest:                                     $0          $0
Dividends :                          $931,250.00          $0
Dividends Per $25 unit:                  $.93125

         the Trustee received no compensation from the Trust for the period relating to the Distribution Date, however, $4,750.00 ( or $.004750 per $25 unit) was remitted to the Depositor for the payment of Trust Expenses in accordance with Section 5 (i) (3) of the Series Supplement.

(iv) the Underlying Securities are $28,800,000 principal amount of AT&T Corp. 6.50% Notes due March 15, 2029 (CUSIP: 001957AW9) and the current rating of such Underlying Securities by Standard & Poor's Ratings Services is "A".

(v) the aggregate Certificate Principal Balances of the TRUCs at the close of business on the Distribution Date were as set forth below:
                Class A-1                                 Class A-2
                $25,000,000 (1,000,000 $25 units)         $3,800,000.00

U.S. Bank Trust National Association, as Trustee
September 20, 2002